                             LONGLEAF PARTNERS FUND
                                                                January 22, 1996
TO OUR SHAREHOLDERS:

We are happy to report Longleaf Partners Fund completed another year of above average compounding. Yet, because of our lack of exposure to the previously hot technology sector, our results have recently lagged the S&P 500. "It's not the businesses I don't own that keep me awake at night," one of our first clients told us some two decades ago. In 1995 your Fund advanced 27.5% and we slept soundly knowing our business values were growing, our corporate partners were competent and that, in most cases, share prices were closing the gap between price and value.

A list of the best performing industries last year included biotechnology (+80%) and semiconductors (+64%). These businesses have characteristics and threats we have never fully understood and as a result we have stayed away. When Microsoft's Bill Gates reviewed Roger Lowenstein's Buffett: The Making of an American Capitalist in the January-February 1996 issue of Harvard Business Review, we were comforted to read Mr. Gates' views on choosing the likely winners in the fiercely competitive technology world. "Warren stays away from technology companies because he likes investments in which he can predict winners a decade in advance - an almost impossible feat when it comes to technology."

Over the past five years, your Fund has grown net asset value on a pretax basis 23.3% annually, 6.7% more than the S&P 500's comparable return of 16.6%. A $1 million investment made on January 1, 1991 would have been worth over $2.8 million at year-end 1995. The data below summarizes Longleaf's recent average annual and cumulative returns for periods ending December 31, 1995:

                         AVERAGE ANNUAL TOTAL RETURNS*

                          LONGLEAF PARTNERS FUND     S&P 500 INDEX     VALUE-LINE INDEX
                          ----------------------     -------------     ----------------
    LAST FIVE YEARS                23.27%                 16.57%             11.05%
    LAST FOUR YEARS                19.59%                 13.34%              7.34%
    LAST THREE YEARS               19.29%                 15.31%              7.47%
    LAST TWO YEARS                 17.87%                 18.03%              5.88%
    LAST YEAR                      27.50%                 37.54%             19.29%

                           CUMULATIVE TOTAL RETURNS*

                          LONGLEAF PARTNERS FUND     S&P 500 INDEX     VALUE-LINE INDEX
                          ----------------------     -------------     ----------------
    LAST FIVE YEARS               184.66%                115.27%             68.91%
    LAST FOUR YEARS               104.51%                 65.02%             32.77%
    LAST THREE YEARS               69.77%                 53.34%             24.13%
    LAST TWO YEARS                 38.93%                 39.32%             12.11%
    LAST YEAR                      27.50%                 37.54%             19.29%
    LAST QUARTER                    1.33%                  6.01%              0.02%

Our expense ratio continued to decline last year from 1.17% in 1994 to 1.01%, and from 1.50% when the Fund opened in 1987. The Fund remains committed to imposing no sales load, no 12b-1 fees and no redemption fees. We continue to focus on lowering our cost of owning Longleaf by both watching expenses and minimizing turnover which was an unusually low 12.6% in 1995. We are acutely aware of how long-term holding periods and tax deferral benefit the compounding process and our overall after-tax return.

The Fund's board, the advisor's retirement plan, the employees of the advisor and their families continue to increase their investment in Longleaf Partners Fund. With over $29 million committed to the Fund's success, we remain one of the largest investment groups.

Closing the Fund to new investors in September has received mixed reviews. Existing owners have almost universally applauded the move while prospective shareholders have been, in some cases, less than understanding. The propriety of the decision was based on investment merits alone. Until our investment opportunities exceed our still substantial cash reserve position, the Fund will remain closed.

Enclosed you will find a recent New York Times article that makes us appear more sagacious than we are. It is highly improbable that our relative performance in the next five years will match the results of these past five. We send you our best wishes for a happy and prosperous 1996. We hope that many of you will join us at the Fund's annual meeting which will be held Tuesday, May 7 at 5:30 p.m. at the Dixon Gallery and Gardens in Memphis.

Sincerely,

/s/ O. Mason Hawkins, CFA                 /s/ G. Staley Cates, CFA
-------------------------                 ------------------------
O. Mason Hawkins, CFA                     G. Staley Cates, CFA
Co-Portfolio Manager                      Co-Portfolio Manager
--------------------------------------------------------------------------------

* The average annual total returns of Longleaf Partners Fund for the one year and five years ended December 31, 1995 and from its initial public offering on April 8, 1987 through December 31, 1995 are 27.50%, 23.27% AND 15.24%, respectively. Fund returns and those of the S&P 500 Stock Index are shown with all dividends and distributions reinvested; the Value Line Index is not available with reinvested dividends. The stock market indices shown are unmanaged. Past investment performance is no guarantee of future investment performance, and the value of an investment when redeemed may be more or less than the purchase price.
--------------------------------------------------------------------------------

        Average Annual Returns
        ----------------------

                       LLP   S&P 500
                       ---   -------
Five Year             23.3%   16.6%
Four Year             19.6%   13.3%
Three Year            19.3%   15.3%
Two Year              17.9%   18.0%
One Year              17.6%   37.5%
Since Inception       15.2%   12.1%

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
     FOR THE YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------

Longleaf Partners Fund (LLPF) produced a 27.5% total return for shareholders in 1995 without exposure to technology stocks which are difficult for us to value. As the market rose, well managed and good businesses selling at attractive prices became elusive. LLPF's cash position built as a result.

LLPF booked material gains from the sale of two companies. Multimedia's plan to sell itself elevated its price and contributed almost $22 million to LLPF's realized gains. John Labatt's sale to the Dutch company, Interbrew S.A., provided the portfolio with over $18 million in realized gains.

With turnover of only 12.6% most of our 27.5% return was derived from tax deferred unrealized gains in companies that remain in the portfolio. Several holdings benefitted from the market's renewed interest in the financial services industry. Mellon Bank, with its growing reliance on fee based businesses through Dreyfus and the Boston Company, contributed over 9% of the year's performance. Kansas City Southern Industries, the railroad and mutual fund company, provided an additional 6.2% of performance. Franklin Resources which manages and operates the Franklin and Templeton mutual fund families contributed 6.1% to the year's results.

Several of our long time holdings significantly added to 1995 results. The market rewarded our largest holding, Knight-Ridder, as management changes brought renewed attention to the company's valuable assets and its strong free cash flow. This resulted in an addition of over $23 million to performance. Ralston Purina Group contributed $15 million in unrealized appreciation as the market recognized the company's improving pet food profitability and its international growth opportunities at Eveready.

A new holding, The Seagram Company, contributed substantially to LLPF, adding over $16 million to 1995 returns. The price of this Canadian-based beverage and entertainment company declined significantly when Wall Street penalized the company's decision to sell its dividend yielding stake in DuPont to purchase MCA. With the deal's close and the exodus of dividend oriented shareholders, new investors emerged who valued the company's operating businesses and its assets.

The following table provides a detailed accounting of each company's contribution to performance in 1995.

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
---------------------------------------------------------------------

The following table delineates the specific dollar contributions of each individual holding to the 27.50% total return for 1995.

                                                                                   PERCENTAGE
                                                                 CONTRIBUTION       OF TOTAL
                                                                   IN 1995        CONTRIBUTION
                                                                 ------------     ------------
REALIZED GAINS:
  Multimedia, Inc..............................................  $ 21,984,806           7.4%
  John Labatt Limited..........................................    18,310,698           6.2
  All others, net..............................................     3,721,317           1.2
                                                                 ------------        ------
                                                                   44,016,821          14.8
                                                                 ------------        ------
INCREASE IN UNREALIZED APPRECIATION (DEPRECIATION):
  FROM SECURITIES HELD AT DECEMBER 31, 1994:
     Mellon Bank Corporation...................................    27,056,250           9.1
     Knight-Ridder, Inc........................................    23,587,857           7.9
     Kansas City Southern Industries, Inc......................    18,385,438           6.2
     Franklin Resources, Inc...................................    18,029,461           6.1
     Ralston - Ralston Purina Group............................    15,025,375           5.1
     Federal Express Corporation...............................    14,332,666           4.8
     McKesson Corporation......................................    13,770,000           4.6
     Paine Webber Group, Inc...................................    11,816,500           4.0
     Coca-Cola Enterprises, Inc................................    11,756,713           4.0
     Whitman Corporation.......................................     9,120,000           3.1
     The Quaker Oats Company...................................     7,535,227           2.5
     The Washington Post Company...............................     6,199,734           2.1
     WMX Technologies, Inc.....................................     6,191,268           2.1
     American Express Company..................................     5,818,750           2.0
     Alexander & Alexander Services Inc........................    (7,055,685)         (2.4)
     All others, net...........................................    27,491,550           9.1
                                                                 ------------        ------
                                                                  209,061,104          70.3
                                                                 ------------        ------
  FROM NEW HOLDINGS IN 1995:
     The Seagram Company Ltd...................................    16,399,650           5.5
     All others, net...........................................     7,512,210           2.5
                                                                 ------------        ------
                                                                   23,911,860           8.0
                                                                 ------------        ------
Net realized and unrealized gain on investments................   276,989,785          93.1
Net investment income..........................................    20,371,114           6.9
                                                                 ------------        ------
  NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS.........  $297,360,899         100.0%
                                                                 ============     ============

                       REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND BOARD OF TRUSTEES
LONGLEAF PARTNERS FUND

We have audited the accompanying statement of assets and liabilities of Longleaf Partners Fund (a series of Longleaf Partners Funds Trust), including the schedule of portfolio investments, as of December 31, 1995, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for the years ended December 31, 1995, 1994, 1993, 1992, 1991 and 1990, October 31, 1989 and 1988, the two months ended December 31, 1989, and the period from March 24, 1987 (Date of Initial Capitalization) through October 31, 1987. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of December 31, 1995. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Longleaf Partners Fund as of December 31, 1995, the results of its operations for the year ended December 31, 1995, the changes in its net assets for the years ended December 31, 1995 and 1994, and the financial highlights for each of the above periods in the year ended December 31, 1995, in conformity with generally accepted accounting principles.

                                          /s/ Coopers & Lybrand L.L.P.
                                          COOPERS & LYBRAND L.L.P.

Boston, Massachusetts
January 12, 1996

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS
     AT DECEMBER 31, 1995
---------------------------------------------------------------------

        SHARES                           COMMON STOCK (83.4%)                         MARKET VALUE
       ---------                                                                      ------------
BEVERAGES (4.7%)
       2,550,000         The Seagram Company Ltd. ................................    $88,293,750
                                                                                      ------------
BUSINESS SERVICES (1.3%)
         600,000         Ecolab, Inc. ............................................     18,000,000
          47,300         Rollins, Inc.............................................      1,046,513
         279,200     *   The Union Corporation....................................      5,165,200
                                                                                      ------------
                                                                                       24,211,713
                                                                                      ------------
ENTERTAINMENT (0.4%)
         166,289     *   Chris-Craft Industries, Inc..............................      7,191,999
                                                                                      ------------
ENVIRONMENTAL SERVICES (3.1%)
         512,900         Safety-Kleen Corp........................................      8,014,062
       1,709,800         WMX Technologies, Inc....................................     51,080,275
                                                                                      ------------
                                                                                       59,094,337
                                                                                      ------------
FINANCIAL SERVICES (7.0%)
         490,000         American Express Company.................................     20,273,750
       1,170,000         Mellon Bank Corporation..................................     62,887,500
       2,363,300         PaineWebber Group, Inc...................................     47,266,000
                                                                                      ------------
                                                                                      130,427,250
                                                                                      ------------
FOOD (11.4%)
       1,324,700         Coca-Cola Enterprises, Inc...............................     35,435,725
       3,315,000         The Quaker Oats Company..................................    114,367,500
         478,333     *   Ralcorp Holdings, Inc....................................     11,599,575
         846,500         Ralston Purina Group Common Stock........................     52,800,438
                                                                                      ------------
                                                                                      214,203,238
                                                                                      ------------
HEALTH CARE (5.3%)
       1,058,500     *   Health Systems International, Inc........................     34,004,312
         765,000         McKesson Corporation.....................................     38,728,125
         857,300     *   WellPoint Health Networks Inc............................     27,540,763
                                                                                      ------------
                                                                                      100,273,200
                                                                                      ------------
INSURANCE BROKERAGE (4.0%)
       3,770,142         Alexander & Alexander Services Inc.......................     71,632,698
          42,500         Marsh & McLennan Companies, Inc..........................      3,771,875
                                                                                      ------------
                                                                                       75,404,573
                                                                                      ------------
INVESTMENT MANAGEMENT COMPANIES (4.4%)
       1,200,000         Franklin Resources, Inc. ................................     60,450,000
         778,000         The Pioneer Group, Inc. .................................     21,200,500
                                                                                      ------------
                                                                                       81,650,500
                                                                                      ------------
LODGING (4.9%)
       1,495,000         Hilton Hotels............................................     91,942,500
                                                                                      ------------
MANUFACTURING (2.4%)
         882,400         Louisiana-Pacific........................................     21,398,200
         494,200         Polaroid Corp............................................     23,412,725
                                                                                      ------------
                                                                                       44,810,925
                                                                                      ------------

                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     SCHEDULE OF PORTFOLIO INVESTMENTS
     AT DECEMBER 31, 1995
---------------------------------------------------------------------

        SHARES                                                                         MARKET VALUE
       ---------                                                                      --------------
MULTI-INDUSTRY (3.8%)
       1,565,000         Alexander & Baldwin, Inc.................................    $   35,995,000
       1,520,000         Whitman Corporation......................................        35,340,000
                                                                                      --------------
                                                                                          71,335,000
                                                                                      --------------
NATURAL RESOURCES (4.5%)
       6,217,100         Horsham Corporation......................................        83,930,850
                                                                                      --------------
PROPERTY & CASUALTY INSURANCE (1.1%)
         108,448     *   Alleghany Corp...........................................        21,472,704
                                                                                      --------------
PUBLISHING (12.9%)
       3,170,600         Knight-Ridder, Inc.......................................       198,162,500
         158,300         The Washington Post Company - Class B....................        44,640,600
                                                                                      --------------
                                                                                         242,803,100
                                                                                      --------------
REAL ESTATE (.9%)
         788,000         Cousins Properties Incorporated..........................        15,957,000
                                                                                      --------------
RETAIL (.9%)
         520,000         American Stores Company..................................        13,910,000
         225,000     *   Craig Corporation........................................         2,221,875
                                                                                      --------------
                                                                                          16,131,875
                                                                                      --------------
TOYS (1.7%)
       1,039,400         Hasbro Inc...............................................        32,221,400
                                                                                      --------------
TRANSPORTATION (8.7%)
       1,070,000     *   Federal Express Corporation..............................        79,046,250
       1,859,100         Kansas City Southern Industries, Inc.....................        85,053,825
                                                                                      --------------
                                                                                         164,100,075
                                                                                      --------------
          TOTAL COMMON STOCKS (COST $1,271,933,331)...............................     1,565,455,989
                                                                                      --------------
SHORT TERM OBLIGATIONS (16.5%)
          Certificate of Deposit - due 8-19-96 at 4.25%...........................            45,000
          Repurchase Agreement with State Street Bank and Trust Company, dated
            12-29-95, due 1-2-96 at 5.00%, collateralized by $50,621,548 U.S.
           Treasury Bond due 11-15-16 (Repurchase proceeds - $49,655,571) (Cost
           $49,628,000)...........................................................        49,628,000
               U.S. Treasury Bill, due 1-4-96, yield at date of purchase 5.30%....        49,978,250
               U.S. Treasury Bill, due 1-11-96, yield at date of purchase 5.41%...        49,928,195
               U.S. Treasury Bill, due 1-18-96, yield at date of purchase 5.33%...        29,925,625
               U.S. Treasury Bill, due 1-25-96, yield at date of purchase 5.36%...        49,824,000
               U.S. Treasury Bill, due 2-1-96, yield at date of purchase 5.22%....        29,873,933
               U.S. Treasury Bill, due 2-8-96, yield at date of purchase 4.98%....        49,730,305
                                                                                      --------------
                                                                                         308,933,308
                                                                                      --------------
TOTAL INVESTMENTS (COST $1,580,866,639)* *.................................   99.9%   $1,874,389,297
CASH AND OTHER ASSETS IN EXCESS OF LIABILITIES.............................    0.1         2,077,949
                                                                             -----    --------------
NET ASSETS.................................................................  100.0%   $1,876,467,246
                                                                             =====     =============
NET ASSET VALUE PER SHARE (OFFERING AND REDEMPTION PRICE PER SHARE) BASED ON
  88,727,043 SHARES OUTSTANDING AT DECEMBER 31, 1995..............................            $21.15
                                                                                              ======

*   Non-income producing security
* * Also represents aggregate cost for Federal income tax purposes

                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     STATEMENT OF ASSETS AND LIABILITIES
     AT DECEMBER 31, 1995
---------------------------------------------------------------------

ASSETS:
Investments:
  Securities, at market value (cost $1,271,933,331) (Note 1 and Note 7)......  $1,565,455,989
  U.S. Treasury Bills........................................................     259,260,308
  Repurchase agreement (Note 6)..............................................      49,628,000
  Certificate of deposit.....................................................          45,000
                                                                               --------------
          TOTAL INVESTMENTS                                                     1,874,389,297
Cash.........................................................................             654
Dividends and interest receivable............................................       3,855,717
Prepaid assets...............................................................          81,270
Insurance reserve premium....................................................          52,272
                                                                               --------------
          TOTAL ASSETS                                                          1,878,379,210
                                                                               --------------
LIABILITIES:
Payable for:
  Investment Counsel fee (Note 2)............................................       1,298,488
  SEC Registration fee.......................................................         304,697
  Administration fees (Note 3)...............................................         161,807
Other accrued expenses.......................................................         146,972
                                                                               --------------
          TOTAL LIABILITIES                                                         1,911,964
                                                                               --------------
          NET ASSETS                                                           $1,876,467,246
                                                                               ==============
Composition of net assets:
  Paid-in capital (unlimited number of shares authorized,
     88,727,043 shares outstanding)..........................................  $1,582,705,215
  Undistributed net investment income........................................         104,756
  Accumulated net realized gain..............................................         134,616
  Unrealized appreciation of investments (Note 7)............................     293,522,658
                                                                               --------------
          NET ASSETS                                                           $1,876,467,246
                                                                               ==============
NET ASSET VALUE (OFFERING AND REDEMPTION PRICE) PER SHARE
  ($1,876,467,246 DIVIDED BY 88,727,043 SHARES)..............................          $21.15


                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     STATEMENT OF OPERATIONS
     FOR THE YEAR ENDED DECEMBER 31, 1995
---------------------------------------------------------------------

INVESTMENT INCOME:
INCOME:
  Dividends...................................................................  $ 20,643,652
  Interest....................................................................    13,999,689
                                                                                ------------
                                                                                  34,643,341
                                                                                ------------
EXPENSES:
  Investment Counsel fee (Note 2).............................................    11,548,213
  Administration fees (Note 3)................................................     1,406,428
  Registration and filing fees................................................       396,232
  Transfer Agent fees.........................................................       279,733
  Supplies and postage........................................................       200,112
  Reimbursable administration expenses (Note 3)...............................       133,072
  Printing....................................................................        60,213
  Trustees' fees..............................................................        52,500
  Insurance expense...........................................................        46,838
  Custodian fee...............................................................        36,198
  Professional fees...........................................................        19,902
  Miscellaneous...............................................................        92,786
                                                                                ------------
                                                                                  14,272,227
                                                                                ------------
          Net investment income...............................................    20,371,114
                                                                                ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
  Realized gain from securities transactions, net:
     Proceeds from sales......................................................   145,859,072
     Cost of securities sold..................................................   108,164,274
                                                                                ------------
          Net realized gain...................................................    37,694,798
  Increase in unrealized appreciation for the period, net.....................   239,294,987
                                                                                ------------
          Net realized and unrealized gain on investments.....................   276,989,785
                                                                                ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..........................  $297,360,899
                                                                                ============

                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------

                                                                    YEAR ENDED DECEMBER 31,
                                                                --------------------------------
                                                                      1995              1994
                                                                ----------------    ------------
OPERATIONS:
  Net investment income........................................  $   20,371,114     $  6,641,882
  Net realized gain on investments.............................      37,694,798       46,757,685
  Net unrealized appreciation (depreciation) for the period....     239,294,987      (27,178,440)
                                                                ----------------    ------------
     Net increase in net assets resulting from operations......     297,360,899       26,221,127
                                                                ----------------    ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income ($0.24 and $0.16 per share).......     (20,363,752)      (6,551,337)
  From net realized gain on investments ($0.444 and $1.1392 per
     share)....................................................     (37,672,942)     (46,645,513)
                                                                ----------------    ------------
     Net decrease in net assets resulting from distributions...     (58,036,694)     (53,196,850)
                                                                ----------------    ------------
CAPITAL SHARE TRANSACTIONS:
  Net proceeds from sale of shares.............................   1,109,962,005      463,320,832
  Net asset value of shares issued to shareholders for
     reinvestment of shareholder distributions.................      54,537,285       49,067,314
  Cost of shares reacquired....................................    (280,883,298)    (129,167,484)
                                                                ----------------    ------------
     Net increase in net assets from fund share transactions...     883,615,992      383,220,662
                                                                ----------------    ------------
     Total increase in net assets..............................   1,122,940,197      356,244,939
NET ASSETS:
  Beginning of year............................................     753,527,049      397,282,110
                                                                ----------------    ------------
  End of year (including undistributed net investment income of
     $104,756 and $97,395, respectively).......................  $1,876,467,246     $753,527,049
                                                                 ==============     ============

                       See Notes to Financial Statements.

---------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     NOTES TO FINANCIAL STATEMENTS
---------------------------------------------------------------------

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Longleaf Partners Fund (the "Fund") is a series of Longleaf Partners Funds Trust, a Massachusetts business trust which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund was organized on November 26, 1986 and on March 24, 1987 the initial capitalization of $100,000 was provided by two principals of Southeastern Asset Management, Inc., the Investment Counsel, who received 10,000 shares of beneficial interest in return. The Fund commenced its public offering of shares on April 8, 1987.

The following is a summary of significant accounting policies:

  (a) Valuation of Securities and Repurchase Agreements:

     (1) Portfolio securities listed or traded on a securities exchange and over-the-counter securities traded on the NASDAQ national market are valued at the last sales price. If there are no transactions in the security that day, securities are valued at the midpoint between the closing bid and ask prices.

     (2) All other portfolio securities for which over-the-counter market quotations are readily available are valued at the midpoint between the closing bid and ask prices. Repurchase agreements are valued at cost which, combined with accrued interest, approximates market. Short-term U.S. Government obligations are valued at amortized cost which approximates current market value.

     (3) When market quotations are not readily available, portfolio securities are valued at their fair value as determined in good faith under procedures established by and under the general supervision of the Fund's Trustees.

  (b) Accounting for Investments:

      The Fund follows industry practice and records security transactions on the day following the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined using the specific identification method. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis.

  (c) Federal Income Taxes:

      The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, no federal income tax provision is required. In addition, the Fund intends to make any required distributions to avoid the application of a 4% nondeductible excise tax.

  (d) Distributions to Shareholders:

      Dividends and distributions to shareholders are recorded on the ex-dividend date.

NOTE 2. INVESTMENT COUNSEL AGREEMENT

Southeastern Asset Management, Inc. ("Southeastern") serves as Investment Counsel to the Fund and receives annual compensation from the Fund, computed daily and paid monthly, in accordance with the following schedule:

          First $400 million of average daily net assets.....................  1.00%
          In excess of $400 million..........................................   .75%

The Investment Counsel has agreed to reduce its fees on a pro rata basis for services rendered to the extent that the Fund's normal annual operating expenses (excluding taxes, interest, brokerage fees, and extraordinary expenses) exceed 1.5% of average annual net assets. No such reduction was necessary for the current period.

NOTE 3. FUND ADMINISTRATOR

Southeastern also serves as the Fund Administrator and in this capacity is responsible for managing, performing or supervising the administrative and business operations of the Fund, including, among other things, the preparation of all registration statements, prospectuses, tax returns and proxy statements, daily valuation of the Fund's portfolio and calculation of daily net asset value per share. The Fund pays a fee as compensation for these services, accrued daily and paid monthly, of 0.10% per annum of average daily net assets.

Reimbursable administration expenses paid by the Fund to Southeastern consist of a portion of both the computer support charges for computer programs used in processing transactions for the Fund and its shareholders and of the salary of the Fund's Treasurer calculated in accordance with Trustee review and approval.

NOTE 4. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest were as follows:

                                                          SHARES           AMOUNT
                                                        -----------    --------------
          Shares sold.................................   56,015,693    $1,109,962,005
          Reinvestment of shareholder distribution....    2,589,615        54,537,285
          Shares redeemed.............................  (13,874,948)     (280,883,298)
                                                        -----------    --------------
                                                         44,730,360    $  883,615,992
                                                        ===========     =============

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of securities for the period (excluding short term obligations) aggregated $691,320,686 and $145,859,072 respectively. Total brokerage commissions paid by the Fund during the period were $1,681,102.

NOTE 6. INVESTMENTS IN SHORT TERM OBLIGATIONS

As excess funds are available, the Fund makes certain short-term investments in cash equivalents, including repurchase agreements. The Fund's Custodian Bank sells U.S. Government Securities to the Fund under an agreement to repurchase these securities from the Fund at a stated repurchase price including interest for the term of the agreement, which is usually overnight or over a week-end. The Fund, through its custodian, receives delivery of the underlying U.S. Government securities, the market value of which is required to be at least equal to the repurchase price. A repurchase agreement of $49,628,000 is included in the statement of assets and liabilities at December 31, 1995.

NOTE 7. UNREALIZED APPRECIATION

Net unrealized appreciation consists of the following:

          Unrealized appreciation....................................  $309,341,313
          Unrealized depreciation....................................   (15,818,655)
                                                                       ------------
                                                                       $293,522,658
                                                                       ============

NOTE 8. RELATED PARTY SHAREHOLDERS

At December 31, 1995, officers and employees of Southeastern and their families, Fund trustees and the Southeastern retirement plan owned 1,338,755 shares of the Fund, constituting 1.5% of the outstanding shares.

NOTE 9. OTHER PORTFOLIO INFORMATION

At December 31, 1995, the Fund's holdings consisted of at least five percent of the outstanding class of common stock of the following companies: Alexander & Alexander Services, Inc. -- 9.0%, Craig Corporation -- 5.3%, Horsham Corporation -- 6.5%, Knight-Ridder, Inc. -- 6.5%, and The Union Corporation -- 5.0%.

------------------------------------------------------------------------
     LONGLEAF PARTNERS FUND
     FINANCIAL HIGHLIGHTS
------------------------------------------------------------------------

The following condensed financial information, including total returns, has been audited by Coopers & Lybrand L.L.P., independent public accountants. The audit report on the 1995 financial statements issued by Coopers & Lybrand L.L.P. appears in this report and should be read in conjunction with this condensed financial information. The presentation is for a share outstanding throughout each period.

                                                    NET GAINS
                                                       OR
                             NET                   (LOSSES) ON                             DISTRI-               NET
                            ASSET                  SECURITIES      TOTAL      DIVIDENDS    BUTIONS              ASSET
                            VALUE        NET        REALIZED        FROM       FROM NET     FROM      TOTAL     VALUE
                          BEGINNING   INVESTMENT       AND       INVESTMENT   INVESTMENT   CAPITAL   DISTRI-   END OF     TOTAL
                          OF PERIOD     INCOME     UNREALIZED    OPERATIONS     INCOME      GAINS    BUTIONS   PERIOD     RETURN
                          ---------   ----------   -----------   ----------   ----------   -------   -------   -------   --------
Year ended December 31,
   1995..................  $ 17.13      $  .30       $  4.40       $ 4.70       $ (.24)    $  (.44)  $  (.68)  $ 21.15      27.50%
   1994..................    16.92         .21          1.30         1.51         (.16)      (1.14)    (1.30)    17.13       8.96%
   1993..................    14.70         .10          3.16         3.26         (.09)       (.95)    (1.04)    16.92      22.20%
   1992..................    13.34         .07          2.65         2.72         (.07)      (1.29)    (1.36)    14.70      20.47%
   1991..................    10.21         .05          3.93         3.98         (.06)       (.79)     (.85)    13.34      39.19%
   1990..................    12.62         .13         (2.16)       (2.03)        (.15)       (.23)     (.38)    10.21     (16.35)%
Two months ended December
 31,
 1989....................    14.30         .03          (.10)        (.07)        (.08)      (1.53)    (1.61)    12.62    (0.47)%(1)
Year ended
 October 31,
   1989..................    11.25         .18          3.00         3.18         (.13)          -      (.13)    14.30      28.38%
   1988..................     8.69         .14          2.50         2.64         (.08)          -      (.08)    11.25      30.69%
March 24, 1987
 (Date of Initial
 Capitalization) through
 October 31, 1987........    10.00         .11         (1.42)       (1.31)           -           -         -      8.69   (13.14)%(1)


                                          RATIO OF
                                          EXPENSES    RATIO OF
                            NET ASSETS       TO          NET
                              END OF      AVERAGE     INCOME TO    PORTFOLIO
                              PERIOD        NET        AVERAGE     TURNOVER
                           (THOUSANDS)     ASSETS    NET ASSETS      RATE
                           ------------   --------   -----------   ---------
                          <
Year ended December 31,
   1995..................  $  1,876,467      1.01%        1.45%       12.60%
   1994..................       753,527      1.17%        1.18%       27.39%
   1993..................       397,282      1.26%         .63%       19.12%
   1992..................       243,678      1.29%         .50%       29.12%
   1991..................       177,878      1.30%         .42%       45.11%
   1990..................       129,643      1.32%        1.13%       52.45%
Two months ended December
 31,
 1989....................       148,680      1.31%*       1.73%*       6.67%
Year ended
 October 31,
   1989..................       139,608      1.35%        1.37%       57.72%
   1988..................        50,676      1.50%(2)     1.40%       92.68%
March 24, 1987
 (Date of Initial
 Capitalization) through
 October 31, 1987........        25,787      1.50%*(2)    1.61%*      70.00%

  * Annualized
(1) Aggregate; not annualized.
(2) Before expense limitation fee waiver, this ratio was 1.64% and 1.83% for the 1988 and 1987 periods, respectively.

                               PORTFOLIO CHANGES
                                  (UNAUDITED)
                   JANUARY 1, 1995 THROUGH DECEMBER 31, 1995

              NEW HOLDINGS                       ELIMINATIONS
----------------------------------------    ----------------------
Health Systems International, Inc.          Kemper Corporation
Hilton Hotels                               John LaBatt Limited
Louisiana Pacific                           Multimedia, Inc.
Marsh & McLennan Companies, Inc.
Polaroid Corp.
Rollins, Inc.
The Seagram Company Ltd.
WellPoint Health Networks Inc.

                             FIVE LARGEST HOLDINGS
                  (REPRESENTS 30.7% OF NET ASSETS AT 12/31/95)

KNIGHT-RIDDER, INC. (KRI)                                                  10.6%
One of the largest newspaper publishers in the U.S. and a worldwide provider of electronic information services.

THE QUAKER OATS COMPANY (OAT)                                               6.1%
A producer of brand name packaged foods and beverages including numerous hot and cold cereals, Gatorade, Snapple, and Aunt Jemima.

HILTON HOTELS (HLT)                                                         4.9%
Owner, operator and franchiser of worldwide hotels and gaming properties.

THE SEAGRAM COMPANY LTD. (VO)                                               4.7%
Global producer and marketer of brand name distilled spirits (Absolut, Chivas), juices (Tropicana), coolers and mixers (Seagram's). Owns entertainment giant MCA which includes Universal Studios, a large film library, and television and movie production and syndication. Also holds 14.9% of Time Warner stock.

KANSAS CITY SOUTHERN INDUSTRIES, INC. (KSU)                                 4.5%
Large railroad operator throughout nine Southern and Midwestern states. Also owns all or significant portions of companies in the mutual fund business including Janus, Berger and DST.

                        PUBLISHED DAILY PRICE QUOTATIONS

The daily net asset values per share of each series of Longleaf Partners Funds Trust are reported in the Mutual Fund Quotations tables of major newspapers in alphabetical sequence under the following symbols:

                      Longleaf Partners Fund -- "LonglfPF"
                 Longleaf Partners Small-Cap Fund -- "LonglfSC"

---------------------------------------------

TRUSTEES

O. MASON HAWKINS, CFA --
  Chairman, Southeastern Asset
  Management, Inc.
  Memphis, Tennessee

CHADWICK H. CARPENTER, JR. --
  Senior Executive Officer, Progress
  Software Corporation
  Bedford, Massachusetts

JOHN R. McCARROLL, JR. --
  Chairman, McCarroll Newman LLC
  Memphis, Tennessee

STEVEN N. MELNYK --
  Chairman of the Executive
  Committee and President,
  Riverside Golf Group, Inc.
  Jacksonville, Florida

C. BARHAM RAY -- Chairman of the
  Board and Secretary, SSM Corp.
  Memphis, Tennessee

W. REID SANDERS -- Executive
  Vice President, Southeastern
  Asset Management, Inc.
  Memphis, Tennessee
---------------------------------------------

This report is submitted for the general informa-tion of shareholders of the Fund. For more detailed information about the Fund, its management, fees, expenses and other pertinent information, please see the prospectus.

This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.

               LONGLEAF
               PARTNERS
               FUNDS

MANAGED BY:
SOUTHEASTERN ASSET
MANAGEMENT, INC.
6075 POPLAR AVE.
SUITE 900
MEMPHIS, TN 38119
(901) 761-2474
(800) 488-4191

              ----------------------------------------------------
              ----------------------------------------------------

                                     ANNUAL
                                     REPORT
                               December 31, 1995

                                    LONGLEAF
                                 PARTNERS FUND

              ----------------------------------------------------
              ----------------------------------------------------

                                  MANAGED BY:
                               SOUTHEASTERN ASSET
                                MANAGEMENT, INC.